UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2025

Stronghold Digital Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40931	86-2759890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, 28th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 967-5294

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common stock, par value $0.0001 per share	SDIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

On February 27, 2025, Stronghold Digital Mining, Inc. (the “Company”) held a special meeting of the Company’s stockholders (the “Special Meeting”) virtually. At the Special Meeting, the Company’s stockholders voted on and approved a proposal (the “Merger Agreement Proposal”) to approve and adopt the Agreement and Plan of Merger, dated as of August 21, 2024, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 12, 2024, by and among Bitfarms Ltd., a corporation organized under the Business Corporations Act (Ontario) (“Bitfarms”), Backbone Mining Solutions LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Bitfarms (“BMS”), HPC & AI Megacorp, Inc., a Delaware corporation and a direct, wholly owned subsidiary of BMS, and the Company, and the related agreements and transactions.

On February 6, 2025, the Company filed with the United States Securities and Exchange Commission a definitive proxy statement/prospectus (the “Proxy Statement”). Prior to the Special Meeting, the Company delivered the Proxy Statement to its stockholders describing the Special Meeting, the Merger Agreement Proposal, and related information.

As disclosed in the Proxy Statement, as of the close of business on December 31, 2024, the record date for the Special Meeting, there were 14,957,379 shares of the Company’s Class A common stock, par value $0.0001 per share, and 2,405,760 shares of Stronghold Class V common stock, par value $0.0001 per share (together, the “Stronghold Common Stock”), outstanding and entitled to vote. 9,504,909 shares of Stronghold Common Stock were represented virtually or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

At the Special Meeting, the Merger Agreement Proposal was approved by the affirmative vote of holders of a majority of the shares of Stronghold Common Stock outstanding on the record date and entitled to vote thereon.

The following are the final voting results on the Merger Agreement Proposal, which is more fully described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
9,471,349	30,404	3,156	N/A

Item 7.01 – Regulation FD Disclosure

On February 27, 2025, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 – Other Events

With the approval of the Merger Agreement Proposal, the Company expects the closing of the merger to occur in March 2025, subject to the satisfaction or waiver of the remaining conditions to close.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
99.1*	Press Release, dated February 27, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGHOLD DIGITAL MINING, INC.

	By:	/s/ Gregory A. Beard
		Name:	Gregory A. Beard
		Title:	Chief Executive Officer and Chairman
Date: February 27, 2025